EXHIBIT 10.1(g)

MODIFICATION TO FOURTH CONSENT

MODIFICATION TO FOURTH CONSENT (this “Consent”), dated as of February 22, 2002, among CONSOLIDATED CONTAINER HOLDINGS LLC, a Delaware limited liability company (“Holdings”), CONSOLIDATED CONTAINER COMPANY LLC, a Delaware limited liability company (the “Borrower”), the Banks party to the Credit Agreement referred to below (the “Banks”), BANKERS TRUST COMPANY, as Administrative Agent (the “Administrative Agent”), JPMORGAN CHASE BANK (successor by merger to Morgan Guaranty Trust Company of New York), as Documentation Agent (the “Documentation Agent”), and CREDIT SUISSE FIRST BOSTON (formerly known as Donaldson, Lufkin & Jenrette Securities Corporation), as Syndication Agent (the “Syndication Agent” and, together with the Administrative Agent and the Documentation Agent, the “Agents”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, Holdings, the Borrower, the Banks and the Agents are parties to a Credit Agreement, dated as of July 1, 1999 (as amended, restated, modified and/or supplemented to but not including the date hereof, the “Credit Agreement”);

WHEREAS, Holdings, the Borrower, the Banks and the Agents are parties to the Third Amendment and Waiver to the Credit Agreement, dated as of November 12, 2001 (the “Third Amendment”);

WHEREAS, Holdings, the Borrower, the Banks and the Agents are parties to the Fourth Consent to the Credit Agreement, dated as of February 8, 2002 (the “Fourth Consent”); and

WHEREAS, Holdings, the Borrower, and the Banks wish to further extend the Waiver Period (as defined in the Third Amendment) granted under the Third Amendment and extended pursuant to the Fourth Consent;

NOW, THEREFORE, it is agreed:

1.       The parties hereto hereby agree to further extend the Waiver Period referred to in paragraph 1 of the Fourth Consent by deleting the date “February 22, 2002” appearing in said paragraph and inserting the date “February 28, 2002” in lieu thereof.

2.       This Consent is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.       This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.       THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.       This Consent shall become effective on the date (the “Modification Effective Date”) when Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterpart) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

6.       In order to induce the Banks to enter into this Consent, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 6 of the Credit Agreement are true and correct in all material respects on and as of the Modification Effective Date, both before and after giving effect to this Consent and (ii) there exists no Default or Event of Default on the Modification Effective Date, after giving effect to this Consent.

7.       From and after the Modification Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

*             *            *

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.

CONSOLIDATED CONTAINER HOLDINGS LLC

By
Name:
Title:

CONSOLIDATED CONTAINER COMPANY LLC

By: Consolidated Container Holdings LLC, as its Sole Member and Manager

By
Name:
Title:

BANKERS TRUST COMPANY,
Individually and as Administrative Agent

By
Name:
Title:

JPMORGAN CHASE BANK (successor by merger to Morgan Guaranty Trust Company of New York),
Individually and as Documentation Agent

By
Name:
Title:

CREDIT SUISSE FIRST BOSTON (formally known as Donaldson, Lufkin & Jenrette Securities Corporation), Individually and as Syndication Agent

By
Name:
Title:

ATHENA CDO, LIMITED

By
Name:
Title:

BANCO POPULAR DE PUERTO RICO

By
Name:
Title:

By
Name:
Title:

BANK AUSTRIA CREDITANSTALT

By
Name:
Title:

By
Name:
Title:

BANK OF MONTREAL

By
Name:
Title:

THE BANK OF NEW YORK

By
Name:
Title:

THE BANK OF NOVA SCOTIA

By
Name:
Title:

BANK POLSKA KASA OPIEKI, S.A.

By
Name:
Title:

BEDFORD CDO, LIMITED

By
Name:
Title:

CAPTIVA III FINANCE, LTD.

By
Name:
Title:

CAPTIVA IV FINANCE, LTD.

By
Name:
Title:

DZ BANK AG

DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, (successor by merger to DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG)

By
Name:
Title:

By
Name:
Title:

THE DAI-ICHI KANGYO BANK, LIMITED

By
Name:
Title:

ERSTE BANK DER OESTERREINCHISCHEN
SPARKASSEN

By
Name:
Title:

By
Name:
Title:

FLEET NATIONAL BANK, N.A.

By
Name:
Title:

FIRSTRUST BANK

By
Name:
Title:

FIRST UNION NATIONAL BANK

By
Name:
Title:

GENERAL ELECTRIC CAPITAL
CORPORATION

By
Name:
Title:

GRAYSTON CLO 2001-1 LTD.

By
Name:
Title:

BAYERESCHE HYPO-UND VEREINSBANK
AG, NEW YORK BRANCH

By
Name:
Title:

By
Name:
Title:

THE INDUSTRIAL BANK OF JAPAN, LIMITED

By
Name:
Title:

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By
Name:
Title:

By
Name:
Title:

KZH CRESCENT LLC

By
Name:
Title:

KZH CRESCENT-2 LLC

By
Name:
Title:

KZH CRESCENT-3 LLC

By
Name:
Title:

KZH PONDVIEW LLC

By
Name:
Title:

HAMILTON CDO, LTD (f/k/a KZH LANGDALE LLC)

By
Name:
Title:

KZH WATERSIDE LLC

By
Name:
Title:

THE MITSUBISHI TRUST AND BANKING CORPORATION

By
Name:
Title:

NATIONAL CITY BANK

By
Name:
Title:

NATEXIS BANQUE POPULAIRES

By
Name:
Title:

NORTH AMERICAN SENIOR FLOATING RATE FUND INC.

By
Name:
Title:

TCW LEVERAGE INCOME TRUST, L.P.
By: TCW Advisors (Bermuda), Ltd.,
as General Partner

By
Name:
Title:

By: TCW Investment Management Company,
as Investment Advisor

By
Name:
Title:

OAK BROOK BANK

By
Name:
Title:

SENIOR DEBT PORTFOLIO
By: Boston Management and Research as Investment Advisor

By
Name:
Title:

SEQUILS I, LTD.

By
Name:
Title:

SEQUILS IV, LTD.

By
Name:
Title:

STANFIELD ARBITRAGE CDO, LTD.

By
Name:
Title:

SUMITOMO TRUST & BANKING CO., LTD.

By
Name:
Title:

TCW LEVERAGED INCOME TRUST L.P.

By
Name:
Title:

TCW LEVERAGED INCOME TRUST II L.P.

By
Name:
Title:

TORONTO DOMINION (NEW YORK), INC.

By
Name:
Title:

WEBSTER BANK

By
Name:
Title:
TCW LEVERAGED INCOME TRUST IV, L.P.

By: TCW (LINC IV), L.L.C.,
as General Partner

By: TCW ASSET MANAGEMENT COMPANY
as managing member of the General Partner

By
Name:
Title:

By
Name:
Title:

WINDSOR LOAN FUNDING, LTD.

By
Name:
Title:

ADDISON CDO, LIMITED (ACCT 1279)
By: Pacific Investment Management Company
LLC, as its Investment Advisor

By
Name:
Title:

DELANO COMPANY (ACCT 274)

By: Pacific Investment Management Company
LLC, as its Investment Advisor

By
Name:
Title:

JISSEKIKUN FUNDING, LTD. (ACCT 1288)

By: Pacific Investment Management Company
LLC, as its Investment Advisor

By
Name:
Title:

CAPTIVA II FINANCE LTD.

By
Name:
Title:

APEX (IDM) CDO I, LTD.

By
Name:
Title:

ELC (CAYMAN) LTD. 2000-1

By
Name:
Title:

TRYON CLO LTD. 2000-1

By
Name:
Title:

PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.

By: CPF Asset Advisory, L.P.
As Investment Manager

By
Name:
Title:

By
Name:
Title: